                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): October 27, 1999

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



Georgia                             1-14174                          58-2210952
(State or Other Jurisdiction  (Commission File No.)            (IRS Employer
of Incorporation)                                            Identification No.)



817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia            30308
         (Address of Principal Executive Offices)                    (Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     See the press release attached hereto as Exhibit 99 announcing the Registrant's appointment of Donald P. Weinstein as senior vice president and chief financial officer.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


Exhibit
Number                  Description
------                  -----------

 99 Form of Press Release, dated October 27, 1999. See the Exhibit Index on page 4 hereof.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                   (Registrant)


                                /s/ Walter M. Higgins
                                -----------------------------
                                Walter M. Higgins
                                Chairman and Chief Executive Officer
                                (principal executive officer)


Date: October 27, 1999

                                 EXHIBIT INDEX

 Exhibit No.                  Description
 ----------                   ------------

     99                       Form of Press Release, dated
                              October 27, 1999

                                       4